NOTICE AND PROXY STATEMENT
NAIC GROWTH FUND, INC.
NOTICE OF 2005 ANNUAL MEETING OF SHAREHOLDERS
April 21, 2005


To the shareholders of the NAIC Growth Fund, Inc.:
        Notice is hereby given that the 2005 Annual Meeting of Shareholders (the "Meeting") of the NAIC Growth Fund, Inc. (the
"Fund") will be held at the Fund's principal executive offices located at 711 West Thirteen Mile Road, Madison Heights, Michigan, on
Thursday, April 21, 2005 at 2:00 p.m. for the following purposes:

1.	To elect a Board of eight (8) Directors;
2.	To ratify the selection of Plante & Moran, PLLC as
independent auditors of the Fund for the calendar year
ending December 31, 2005; and
3.	To act upon such other business as may properly come
before the Meeting or any adjournment thereof.
        The Board of Directors has fixed the close of business on February 23, 2005 as the record date for the determination of shareholders entitled to vote at the Meeting or any adjournment thereof.
        You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed proxy form and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.
By Order of the Board of Directors

Lewis A. Rockwell, Secretary
February 25, 2005





PROXY STATEMENT

NAIC GROWTH FUND, INC.
711 West Thirteen Mile Road
Madison Heights,  Michigan 48071

2005 Annual Meeting of Shareholders
April 21, 2005

INTRODUCTION

        This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of NAIC Growth Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the 2005 Annual Meeting of Shareholders of the Fund (the "Meeting"), to be held at the executive offices of the National Association of Investors Corporation, 711 West Thirteen Mile Road, Madison Heights, Michigan 48071, at 2:00 p.m. on April 21, 2005. The approximate mailing date of this Proxy Statement is February 25, 2005.
        All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein.
        Unless instructions to the contrary are marked, proxies will be voted for the election of eight Directors and for the ratification of the independent auditors. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund.
        The Directors have fixed the close of business on February 23, 2005 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of December 31, 2004, the Fund had outstanding 2,427,506 shares of common stock, par value $0.001 per share.
        To the knowledge of the Fund as of December 31, 2004, the number of shares set forth below of the Fund's common stock $0.001 par value were beneficially owned by each officer, director and nominee and by all directors and officers of the Fund as a group. The address of each is the address of the Fund. Luke E. Sims is the only person known by the Fund to be the beneficial owner of more than 5% of the Fund's issued and outstanding common stock.



		Number of shares and Nature
		of Beneficial Ownership as
Owner		of December 31, 2004 (a)	Percent of Class

All Officers
as a group
(8 persons)		242,717				10.0%

Thomas O'Hara
Chairman & Director	 11,156				*

Kenneth S. Janke,
President, Treasurer
and Director		 22,152				*

Lewis A. Rockwell
Secretary and Director	 25,397				1.0%

Peggy L. Schmeltz
Director		 24,604				1.0%

Carl A. Holth
Director		  1,837				*

James M.Lane
Director		  2,300				*

Benedict J. Smith
Director		  1,786				*

Luke E. Sims
Director	        153,485				6.3%

(a)	The nature of beneficial ownership of shares shown in this
column is sole voting and investment power unless otherwise indicated. The shares shown for Messrs. O'Hara, Janke and Rockwell include
7,455 shares owned by the Mutual Investment Club of Detroit Limited Partnership, a Michigan limited partnership, of which Mr. Rockwell and revocable living trusts of which Messrs. O'Hara and Janke are trustees, are general partners. Mr O'Hara's trust is also the managing general partner of the O'Hara Family Limited Partnership, which is a general partner of the Mutual Investment Club of Detroit Limited Partnership. The individual retirement accounts of Messrs. O'Hara and Janke are limited partners of the Mutual Investment Club of Detroit Limited Partnership. The shares shown for Messrs. O'Hara and Janke also include 271 shares owned by the National Association of Investors Corporation and held by NAIC Associates, a Michigan co-partnership, a nominee partnership in which Messrs. O'Hara, Janke and Bonnie Reyes (Vice President of Finance of the National Association of Investors
Corporation) are the sole partners.   The shares shown for Mr. Janke
include 12,201 shares owned by a trust of which he is trustee and 2,224 shares owned by his wife. Mr. Sims has informed the Fund that he beneficially owns an aggregate of 153,485 shares, of which 94,511 are owned individually, and 58,974 are owned through custodianships for his children.

*    Less than 1%.

	The Fund's Board of Directors does not have a standing nominating committee or committee performing similar functions as the Board has determined, given its relatively small size, to perform this function as a whole. The Board does not currently have a charter or other written policy with regard to the nomination process, or a formal policy with respect to the consideration of director candidates. The nominations of the directors standing for re-election at the 2005 annual meeting were approved by the Board of Directors, including Messrs.
Holth, Smith, Lane and Sims, who are independent directors within the meaning of Rule 19(a) of the Chicago Stock Exchange Rules.
        Qualifications for consideration as a board nominee may vary according to the particular areas of expertise being sought as a complement to the existing board composition. In making its nominations, the Board of Directors considers relevant factors, including an individual's business experience, breadth of knowledge about issues and matters affecting the Fund, time available for meetings and consultation regarding the Fund matters, and other particular skills and experience possessed by the individual. The Board desires a diverse group of candidates who possess the background, skills and expertise to make a significant contribution to the Board, the Fund and its shareholders. In the event of a need for a new or additional director, the Board of Directors would evaluate potential nominees by reviewing their qualifications, results of personal interviews and such other information as they may deem relevant.
        The Fund does not currently employ an executive search firm, or pay a fee to any other third party, to assist in identifying or evaluating potential qualified candidates for director positions. Since 1989, the Board of Directors has nominated the current directors for re-election at each annual meeting of shareholders. All of the Fund's current members of the Board of Directors have served as directors since 1989, except
Mr. Lane, who became a director in 1996, and Mr. Sims, who became a director in 2002.
        The Board has not established special procedures for the Fund's shareholders to submit director recommendations. If the Secretary of the Fund were to receive recommendations of candidates from the Fund's shareholders, the Board of Directors would consider such recommendations in the same manner as all other candidates.
        Shareholders of the Fund may send communications to the Board to the attention of the Fund's Secretary at the Fund's principal executive offices. All shareholder communications shall be compiled by the Secretary and forwarded directly to the Board or the director as indicated in the letter. All letters will be forwarded to the appropriate party. The Board of Directors reserves the right to revise this in the event that this process is abused, becomes unworkable or otherwise does not efficiently serve its purpose.
        The Board of Directors does not currently have a policy with regard to the attendance of board members at its annual meeting of shareholders. All of the directors attended the Fund's 2004 Annual
Meeting of Shareholders except Mr. O'Hara.
        The Fund has no standing compensation committees of the Board of Directors, or committee performing a similar function.
        The Fund has a management proxy committee comprised of Messrs. O'Hara and Janke to cast votes represented by properly executed proxies.
        The Fund also has an audit committee comprised of Messrs.
Holth, Smith and Lane. The audit committee is responsible for the appointment, compensation, retention and oversight of the work of the Fund's independent accountants. The audit committee met one time during 2004. Messrs. Holth, Smith and Lane meet the requirements for independence set forth in Rule 19(b) of the Chicago Stock Exchange
Rules. A copy of the report of the audit committee is attached hereto as Exhibit A. The Board of Directors of the Fund has adopted a written charter for the audit committee, which is attached hereto as Exhibit B.
        The Directors of the Fund know of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

Section 16(a) Beneficial Ownership Reporting Compliance
        Directors and officers of the Fund and certain of its affiliates and beneficial owners of more than 10% of the Fund's common stock are required to file initial reports of ownership and reports of changes in ownership of the Fund's common stock pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended. The Fund has reviewed such reports received by it and written representations of such persons who are known by the Fund, and based solely upon such review, the Fund believes that during the year ended December 31, 2004 all filing requirements were met.


PROPOSAL NO. 1
(Election of Directors)
        A Board of eight (8) Directors to serve for a term of one (1) year, or until their successors are elected and qualified, is to be elected at the Meeting. Unless authorization to do so is withheld, it is intended that the proxies will be voted for the election of the nominees named below. Directors will be elected by a plurality of votes cast at the Meeting. If any nominee becomes unavailable for election, an event not now anticipated by the Board of Directors, the proxy will be voted for such other nominee as may be designated by the Board of Directors. Listed below are all nominees and their backgrounds. "Interested persons" of the Fund are those persons who are "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

Nominee Directors

Nominee Directors Who Are Interested Persons of the Fund and Officers

Thomas E. O'Hara
Age 89
Chairman of the Board and Director
Term of office
one year.
Served as Chairman as a director since 1989.

Principal Occupation(s) During Past 5 Years

Chairman Emeritus of the Board (since 2002) and Trustee (since 1951) of the National Association of Investors Corporation, a nonprofit corporation engaged in investment education ("NAIC") and Chairman Emeritus (since 2002) and Director of the Growth Fund Advisor, Inc. (since 1999), the Fund's investment adviser ("the Investment Adviser"). Chairman of NAIC (from 1951 to 2002) and Chariman of the Investment Advisor (from 1999-2002).

Number of Portfolios in Fund Complex Overseen by Director**
One

Other Directorships Held by Director (Public Companies)
None.

Kenneth S. Janke
Age 70
Director, President and Treasurer
Term of office
one year.
Served as a President and a director since 1989.

Principal Occupation(s) During Past 5 Years

Chairman and Trustee of NAIC (since 2002) and Chairman, Chief Executive Officer and Director (since 2002) and President and Treasurer
(since 1990) of the Investment Adviser. Chief Executive Officer of NAIC (from 1981 to 2002).

Number of Portfolios in Fund Complex Overseen by Director**
One

Other Directorships Held by Director (Public Companies)
Director, AFLAC Incorporated (Insurance).

Lewis A. Rockwell
Age 86
Director and Secretary
Term of office
one year.
Served as a Secretary and as a director since 1989.

Principal Occupation(s) During Past 5 Years

Counsel to the law firm of Bodman LLP, counsel to the Fund, NAIC and the Investment Adviser since their inception; Trustee (since 1956) and Secretary (since 1987) of NAIC; Director; and Secretary of the Investment Adviser (since 1999).

Number of Portfolios in Fund Complex Overseen by Director**
One

Other Directorships Held by Director (Public Companies)
None.

Peggy Schmeltz
Age 77
Director
Term of office
one year.
Served as director since 1989.

Principal Occupation(s) During Past 5 Years

Adult Education Teacher; Trustee of NAIC (since 1995); Director of Bowling Green State University Foundation Board. Former member of NYSE Advisory Committee (1992 to 1994).

Number of Portfolios in Fund Complex Overseen by Director**
One

Other Directorships Held by Director (Public Companies)
None.


*The address of each is the address of the Fund. Messrs. O'Hara, Janke and Rockwell and Mrs. Schmeltz are interested persons of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Mr. O'Hara is an interested person because he is a trustee of NAIC and a director of the Investment Adviser. Messrs. Janke and Rockwell are interested persons because they are trustees and officers of NAIC and directors and officers of the Investment Adviser, as noted above.
Mrs. Schmeltz is an interested person because she is a trustee of NAIC.

**The Fund is not part of any fund complex.

Nominee Directors Who Are Not Interested Persons of the Fund

Carl A. Holth
Age 72
Director
Term of office
one year.
Served as a director since 1989.

Principal Occupation(s) During Past 5 Years

Director, Sunshine Fifty, Inc., and Harrison Piping Supply, Inc.

Number of Portfolios in Fund Complex Overseen by Director**
One

Other Directorships Held by Director (Public Companies)
None.

Benedict J. Smith
Age 84
Director
Term of office
one year.
Served as a director since 1996.

Principal Occupation(s) During Past 5 Years

Retired; Director and Treasurer, Detroit Executive Service Corps;
Director, Vista Maria (a nonprofit charitable organization); Trustee, Henry Ford Health System, Behavorial Sciences.

Number of Portfolios in Fund Complex Overseen by Director**
One

Other Directorships Held by Director (Public Companies)
None.

James M. Lane
Age 75
Director
Term of office
one year.
Served as a director since 1996.

Principal Occupation(s) During Past 5 Years

Retired; Director, Wheaton College, Baseball Chapel Inc. and Christian
Camps, Inc.

Number of Portfolios in Fund Complex Overseen by Director**
One

Other Directorships Held by Director (Public Companies)
None.

Luke E. Sims
Age 55
Director
Term of office
one year.
Served as a director since 2002.

Principal Occupation(s) During Past 5 Years

Partner in the law firm of Foley & Lardner LLP and Director, Wilson-Hurd Mfg. Co.

Number of Portfolios in Fund Complex Overseen by Director**
One

Other Directorships Held by Director (Public Companies)
LaCrosse Footwear, Inc. (manufacturer and marketer of sporting and industrial footwear).


*The address of each is the address of the Fund.
**The Fund is not part of any fund complex.


 The Fund's Investment Adviser, Growth Fund Advisor, Inc., is a wholly owned subsidiary of N.A.I.C. Holding Corporation, a Michigan corporation which conducts no business activities. The address of the Investment Adviser is the address of the Fund. NAIC and N.A.I.C. Holding Corporation are each wholly owned subsidiaries of the National Association of Investment Clubs Trust (the "Trust"). Mr. O'Hara is the Chairman Emeritus and a Trustee of the Trust; Mr. Janke is the Chairman and a Trustee of the Trust; and Mr. Rockwell is the Secretary and a Trustee of the Trust. The Fund is the Investment Adviser's sole advisory client. No other person provided any significant administrative or business affairs management services to the Fund during 2004.

	The Fund's principal underwriter is Broker Dealer Financial Services Corp., whose address is 8800 NW 62nd Avenue, P.O. Box 6240, Johnston, Iowa 50131.

        No director or nominee for election as director who is not an Interested Person of the Fund, nor any of their immediate family members, owns any securities beneficially or of record in the Fund's Investment Adviser or principal underwriter, or any of their affiliates.
        There were three meetings of the Board of Directors held during 2004. Each Director attended at least 75% of the meetings of the Board of Directors and committees of the Board on which he or she served during 2004, except Mr. O'Hara and Mr. Sims, who attended two of the three Board meetings.

Dollar Range of Common Stock Owned by Directors and Nominee

        The following tables set forth the dollar range of the Fund's common stock, par value $0.001 per share, which is the Fund's only equity security, beneficially owned by each director and nominee, valued at price per share of $9.40 as of January 6, 2005.

Nominee Directors Who Are Interested Persons of the Fund

Name of Director       Dollar Range of Equity     Aggregate Dollar Range
or Nominee             Securities in the Fund     of Equity Securities in
                                                  All Funds Overseen or to
                                                  be Overseen by Director
                                                  or Nominee in Family of
                                                  Investment Companies*

Thomas E. O'Hara       Over $100,000              Over $100,000

Kenneth S. Janke       Over $100,000              Over $100,000

Lewis A. Rockwell      Over $100,000              Over $100,000

Peggy L. Schmeltz      Over $100,000              Over $100,000


*The Fund is not part of a family of investment companies.


Nominee Directors Who Are Not Interested Persons of the Fund

Name of Director      Dollar Range of Equity      Aggregate Dollar Range
or Nominee            Securities in the Fund      of Equity Securities in
                                                  All Funds Overseen or to
                                                  be Overseen by Director
                                                  or Nominee in Family of
                                                  Investment Companies*

Carl A. Holth         $10,001 - $50,000           $10,001 - $50,000

Benedict J. Smith     $10,001 - $50,000           $10,001 - $50,000

James M. Lane         $10,001 - $50,000           $10,001 - $50,000

Luke E. Sims          Over $100,000               Over $100,000


*The Fund is not part of a family of investment companies.


Compensation

The following tables set forth the aggregate compensation paid to all directors in 2004. Directors who are affiliated with the Investment Adviser or the Investment Adviser's affiliates do not receive any compensation for service as a director. The Chairman and President are not compensated by the Fund, except for reimbursement for out-of-pocket expenses relating to attendance at meetings and other operations of the Fund. No other officer of the Fund received compensation from the Fund in 2004 in excess of $60,000.

Directors Who Are Interested Persons of the Fund

Name of Person,
   Position
Thomas E. O'Hara,
Chairman and Director

Aggregate Compensation from Fund*
None

Pension or Retirement Benefits Accrued as Part of Fund Expenses
None

Estimated Annual Benefits Upon Retirement
None

Total Compensation from Fund and Fund Complex Paid to Directors**
None

Name of Person,
   Position
Kenneth S. Janke,
President, Treasurer and Director

Aggregate Compensation from Fund*
None

Pension or Retirement Benefits Accrued as Part of Fund Expenses
None

Estimated Annual Benefits Upon Retirement
None

Total Compensation from Fund and Fund Complex Paid to Directors**
None

Name of Person,
   Position
Lewis A. Rockwell,
Secretary and Director

Aggregate Compensation from Fund*
None

Pension or Retirement Benefits Accrued as Part of Fund Expenses
None

Estimated Annual Benefits Upon Retirement
None

Total Compensation from Fund and Fund Complex Paid to Directors**
None


Name of Person,
   Position
Peggy L. Schmeltz,
Director

Aggregate Compensation from Fund*
$1,425

Pension or Retirement Benefits Accrued as Part of Fund Expenses
None

Estimated Annual Benefits Upon Retirement
None

Total Compensation from Fund and Fund Complex Paid to Directors**
$1,425


*All amounts shown are for service as a director.

**The Fund is not part of any fund complex.


Directors Who Are Not Interested Persons of the Fund

Name of Person,
   Position
Carl A. Holth,
Director

Aggregate Compensation from Fund*
$1,425

Pension or Retirement Benefits Accrued as Part of Fund Expenses
None

Estimated Annual Benefits Upon Retirement
None

Total Compensation from Fund and Fund Complex Paid to Directors**
$1,425

Name of Person,
   Position
James M. Lane,
Director

Aggregate Compensation from Fund*
$1,425

Pension or Retirement Benefits Accrued as Part of Fund Expenses
None

Estimated Annual Benefits Upon Retirement
None

Total Compensation from Fund and Fund Complex Paid to Directors**
$1,425

Name of Person,
   Position
Benedict M. Smith,
Director

Aggregate Compensation from Fund*
$1,425

Pension or Retirement Benefits Accrued as Part of Fund Expenses
None

Estimated Annual Benefits Upon Retirement
None

Total Compensation from Fund and Fund Complex Paid to Directors**
$1,425

Name of Person,
   Position
Luke E. Sims,
Director

Aggregate Compensation from Fund*
$1,325

Pension or Retirement Benefits Accrued as Part of Fund Expenses
None

Estimated Annual Benefits Upon Retirement
None

Total Compensation from Fund and Fund Complex Paid to Directors**
$1,325


*All amounts shown are for service as a director.

**The Fund is not part of any fund complex.

Related Party Transactions

        Lewis A. Rockwell, a director and Secretary of the Fund, who was allocated $12,000 for his services as Secretary of the Fund in 2004, is of counsel to the law firm of Bodman LPP, outside counsel to the Fund, NAIC and the Investment Adviser. After 2004, Mr. Rockwell will not receive any compensation for his services as Secretary of the Fund.

PROPOSAL NO. 2
(Selection of Independent Accounts)
        Plante & Moran, PLLC, independent accountants, has been selected by the audit committee to examine the financial statements of the Fund for the year ending December 31, 2005. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such accountants. Representatives of Plante & Moran, PLLC are expected to be present at the Meeting where they will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions. The Board of Directors recommends that shareholders vote "FOR" the ratification of Plante &
Moran, PLLC as the independent accountants to examine the financial statements of the Fund for the year ending December 31, 2005.
        Audit Fees. Plante & Moran, LLP was paid $16,250 for the fiscal year ended December 31, 2004 and $13,600 for the fiscal year ended December 31, 2003 by the Fund for audit fees.
        Audit-Related Fees. Plante & Moran, LLP was not paid any audit-related fees by the Fund in either of the last two fiscal years.
        Tax Fees. Plante & Moran, LLP was paid $4,200 for the fiscal year ended December 31, 2004 and $3,180 for fiscal year ended
December 31, 2003 by the Fund for tax fees, for services in connection with the preparation of the Fund's tax returns and assistance with IRS notice and tax matters.
        All Other Fees. Plante & Moran, LLP was paid $6,500 for the fiscal year ended December 31, 2004 for all other fees and $6,500 for the fiscal year ended December 31, 2003 by the Fund for all other fees, for services in connection with (i) the review of registration documents and consent procedures and a comfort letter and related procedures with respect to the Fund's registration statement filed with the Securities and Exchange Commission for its follow-on offering, and (ii) assistance with year-end dividend calculation and reporting.
        "Audit fees" are fees paid by the Fund to Plante & Moran, PLLC for professional services for the audit of our financial statements, or for services that are usually provided by an auditor in connection with statutory and regulatory filings and engagements. "Audit-related fees" are fees for assurance and related services that are reasonably related to the performance of the audit or review of financial statements. "Tax fees" are fees for tax compliance, tax advice and tax planning. All other fees are fees billed for any services not included in the first three categories.
        None of the services covered under the captions "Audit Related Fees," "Tax Fees," and All Other Fees with Respect to Plante & Moran were provided under the de minimis exception to audit committee approval of 17 CFR 210.2-01(c) 7(i)(C) and (ii). Plante & Moran, PLLC was not engaged during the last two fiscal years to provide non-audit services to Investment Adviser and its affiliates that provide ongoing services to the Fund that relate directly to the operations and financial reporting of the Fund ("Other Non-Audit Services"). Under the audit committee charter, the audit committee is to pre-approve all non-audit services of the Fund and all Other Non-Audit Services. The audit committee has not adopted "pre-approval policies and procedures" as such term is used in 17 CFR 210.2-01(c)(7)(i)(B) and (ii).




PROPOSALS OF SHAREHOLDERS
        Shareholder proposals for the 2006 Annual Meeting of Shareholders must comply with applicable rules of the Securities and Exchange Commission (including Rule 14a-8) and be received by the Fund at P.O. Box 220, Royal Oak, Michigan 48068 before the close of business on October 28, 2005 for consideration for inclusion in the Fund's proxy statement. Shareholder proposals should be addressed to the attention of the Fund's Secretary.

MISCELLANEOUS
        The Board of Directors is not aware of any other business that will be presented for action at the Meeting. If any other business comes before the Meeting, the Management Proxy Committee has been directed by the Board of Directors to cast such votes at its discretion. The cost of preparing and mailing the notice of meeting, proxy statement and proxy to the shareholders will be borne by the Fund.
By Order of the Board of Directors

Lewis A. Rockwell,
Secretary
February 25, 2005


EXHIBIT  A

Report of Audit Committee


February 15, 2005

To the Board of Directors of the NAIC Growth Fund, Inc.:
We have reviewed and discussed with management the Fund's audited financial statements as of and for the year ended December 31, 2004.
We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61,
Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.
We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.
Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Fund's Annual Report to shareholders required by
Section 30(e) of the Investment Company Act of 1940 and Rule 30d-1 thereunder for the year ended December 31, 2004 for filing with the Securities and Exchange Commission.

Carl A. Holth, Chairman
Benedict J. Smith, Member
James M. Lane, Member




EXHIBIT  B
NAIC GROWTH FUND, INC.
Audit Committee Charter

Organization and Membership
There shall be a committee of the Board of Directors (the "Board") of
NAIC Growth Fund, Inc. (the "Fund") to be known as the Audit
Committee. The Audit Committee shall be comprised of at least three
Directors. Audit Committee members shall be independent of the Fund and free of any relationship that, in the opinion of the Directors, would interfere with their exercise of independent judgment as an Audit
Committee member. In particular, each member must meet the
independence and experience requirements applicable to the Fund of the
Chicago Stock Exchange, Section 10A of the Securities Exchange Act of
1934 (the "Exchange Act"), and the rules and regulations of the
Securities and Exchange Commission (the "Commission"). Each such member of the Audit Committee shall have a basic understanding of finance and accounting, be able to read and understand fundamental financial statements, and be financially literate, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors, exercising their business judgment (this person may also serve as the Audit Committee's "financial expert" as defined by the Commission). The Board shall appoint the members and the Chairman of the Audit Committee.  The
Audit Committee shall meet periodically but in any event no less frequently than on a semi-annual basis. Except for the Fund, Audit
Committee members shall not serve simultaneously on the audit committees of more than two other public companies.
Statement of Policy, Purpose and Processes
The Audit Committee shall assist the Board in oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audits of the financial statements of the Fund; (2) the quality and integrity of the financial statements of the Fund; (3) the Fund's compliance with legal and regulatory requirements, and (4) the independent auditors' qualifications, performance and independence. In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors, the independent auditors, any internal auditors and the management of the Fund. The Audit
Committee shall meet periodically but in any event no less frequently than once per year with Fund management, any internal auditors, and/or the Fund's independent auditors, in executive sessions. The Audit
Committee shall prepare reports of the Audit Committee as required by the Commission to be included in the Fund's annual proxy statements or otherwise.
The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Audit Committee and to otherwise discharge its
responsibilities, including appropriate funding as determined by the
Audit Committee for compensation to independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund, compensation to advisers employed by the Audit Committee, and ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties, as determined in its discretion. The Audit
Committee may request any officer or employee of the Fund or its affiliates or the Fund's independent auditors or outside counsel to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Fund's independent auditors and any internal auditors shall have unrestricted accessibility at any time to Committee members.
Responsibilities
Fund management has the primary responsibility to establish and maintain systems for accounting, reporting, disclosure and internal control.
The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to accounting, reporting and internal controls. Each independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund shall report directly to the Audit Committee. The independent auditors are ultimately accountable to the Board and the Audit Committee. It is the ultimate responsibility of the Audit Committee to select, appoint, retain, evaluate, oversee and replace any independent auditors and to determine their compensation, subject to ratification of the Board or shareholders, if required.
The Audit Committee is responsible for the following:
With respect to Fund financial statements:
1.	Reviewing and discussing the annual audited financial statements and semi-annual financial statements with Fund management and the independent auditors including major issues regarding
accounting and auditing principles and practices.
2.	Requiring the independent auditors to deliver to the Chairman of the Audit Committee a timely report on any issues relating to the significant accounting policies, management judgments and
accounting estimates or other matters that would need to be
communicated under Statement on Auditing Standards (SAS)
No. 90, Audit Committee Communications (which amended SAS
No. 61, Communication with Audit Committees), that arise
during the auditors' review of the Fund's financial statements, which information the Chairman shall further communicate to
the other members of the Audit Committee, as deemed necessary or appropriate in the Chairman's judgment.
3.	As applicable, discussing with management the Fund's press
releases regarding financial results and dividends. This
discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of
presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.
4.	Discussing with management and the independent auditors (a)
significant financial reporting issues and judgments made in connection with the preparation and presentation of the Fund's financial statements, including any significant changes in the
Fund's selection or application of accounting principles and any major issues as to the adequacy of the Fund's internal controls and any special audit steps adopted in light of material control deficiencies; and (b) analyses prepared by Fund management
and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the
preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.
5.	Discussing with management and the independent auditors the
effect of regulatory and accounting initiatives on the Fund's financial statements.
6.	Reviewing and discussing reports, both written and oral, from the independent auditors and/or Fund management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative
treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written
communications between the independent auditors and
management, such as any management letter or schedule of
unadjusted differences.
7.	Discussing with Fund management the Fund's major financial
risk exposures and the steps management has taken to monitor and control these exposures.
8.	Reviewing disclosures made to the Audit Committee by the
Fund's principal executive officer and principal financial officer during their certification process for the Fund's periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a
significant role in the Fund's internal controls.
       With respect to the independent auditors:
1.	Selecting, appointing, retaining or replacing the independent auditors, subject, if applicable, only to Board and shareholder ratification; and compensating, evaluating and overseeing the work of the independent auditor (including the resolution of disagreements between Fund management and the independent
auditor regarding financial reporting).
2.	Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year. At the conclusion of the audit, reviewing such audit results, including the independent auditors' evaluation of the Fund's financial and internal controls, any comments or
recommendations of the independent auditors, any audit
problems or difficulties and management's response, including any restrictions on the scope of the independent auditor's
activities or on access to requested information, any significant disagreements with management, any accounting adjustments
noted or proposed by the auditor but not made by the Fund, any communications between the audit team and the audit firm's
national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the auditors.
3.	Pre-approving all audit services and permitted non-audit
services, and the terms thereof, to be performed for the Fund by its independent auditors, and pre-approving all permitted non-
audit services of the Fund's investment adviser and its affiliates which provide ongoing services to the Fund if such services
relate directly to the operations and financial reporting of the
Fund, subject to the de minimis exceptions to audit committee approval for non-audit services described in 17 CFR 210.2-
01(c)(7)(i) and (ii). The Audit Committee may adopt pre-
approval "policies and procedures" as such term is used in 17
CFR 210.2-01(c)(7)(i)(B) and (ii).  The Chairman of the Audit
Committee shall be authorized to give pre-approvals of such non-
audit services on behalf of the Audit Committee.
4.	Obtaining and reviewing a report or reports from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Fund consistent with Independent Standards Board Standard 1, as may be amended, restated, modified or replaced) regarding (a) the independent auditors' internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or
investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the
independent auditor and the Fund and their affiliates, in order to assist the Audit Committee in assessing the auditors'
independence. After reviewing the foregoing report[s] and the independent auditors' work throughout the year, the Audit
Committee shall be responsible for evaluating the qualifications, performance and independence of the independent auditors and their compliance with all applicable requirements for
independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of Fund
management and any internal auditors, and discussing such
reports with the independent auditors. The Audit Committee
shall present its conclusions with respect to the independent auditors to the Board.
5.	Reviewing any reports from the independent auditors mandated by Section 10A(b) of the Exchange Act regarding any illegal act detected by the independent auditor (whether or not perceived to have a material effect on the Fund's financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10A(b).
6.	Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and
further considering the rotation of the independent auditor firm itself.
7.	Establishing and recommending to the Board for ratification, policies for the Fund's, Fund management's or the Fund
adviser's hiring of employees or former employees of the
independent auditor who participated in the audits of the Fund.
8.	Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.
       With respect to any internal auditor:
9.	Reviewing the proposed programs of any internal auditor for the coming year. It is not the obligation or responsibility of the Audit
Committee to confirm the independence of any internal auditors performing services relating to the Fund or to approve any
termination or replacement of the manager of internal audit.
10.	Receiving a summary of findings from any completed internal
audits pertaining to the Fund and a progress report on any
proposed internal audit plan for the Fund, with explanations for significant deviations from the original plan.
Other responsibilities:
11.	Reviewing with counsel to the Fund, legal matters that may have a material impact on the Fund's financial statements or
compliance policies.
12.	Receiving and reviewing periodic or special reports issued on, irregularities and control failures related to the Fund.
13.	Reviewing with the independent auditors, with any internal
auditor and with Fund management, the adequacy and
effectiveness of the accounting and financial controls of the
Fund, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be
deemed illegal or otherwise improper.
14.	Reviewing the reports of examinations by regulatory authorities as they relate to financial statement matters.
15.	Discussing with management and the independent auditor any
correspondence with regulators or governmental agencies that raises material issues regarding the Fund's financial statements or accounting policies.
16.	Obtaining reports from management with respect to the Fund's policies and procedures regarding compliance with applicable laws and regulations.
17.	Reporting regularly to the Board on the results of the activities of the Audit Committee, including any issues that arise with respect to the quality or integrity of the Fund's financial statements, the
Fund's compliance with legal or regulatory requirements, the performance and independence of the Fund's independent
auditors, or the performance of any internal audit function.
18.	Performing any special reviews, investigations or oversight
responsibilities requested by the Board.
19.	Reviewing and reassessing annually the adequacy of this charter and recommending to the Board approval of any proposed
changes deemed necessary or advisable by the Audit Committee.
20.	Undertaking an annual review of the performance of the Audit
Committee.
21.	Establishing procedures for the receipt, retention and treatment of complaints received by the Fund regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of Fund management, the investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the Fund, as well as employees of the Fund.
Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Fund's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.